EXHIBIT 99.1

SPARTAN STORES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS AND STATEMENTS
OF OPERATIONS

The unaudited pro forma condensed consolidated balance sheet and statement of operations as of and for the year ended March 29, 2003 ("fiscal 2003") and the condensed consolidated balance sheet and statement of operations as of and for the three quarters ended January 3, 2004 have been derived from the historical financial statements of Spartan Stores, Inc. and subsidiaries ("Spartan Stores") to give effect to the sale of the receivables, inventory, real property, equipment and other assets of United Wholesale Grocery Company ("United") and the application of the net proceeds to payment of debt.

The operations of United were included in continuing operations as of and for the year ended March 29, 2003 and in discontinued operations as of and for the three quarters ended January 3, 2004. The unaudited pro forma condensed consolidated balance sheets as of March 29, 2003 and January 3, 2004 give effect to the transaction as if the transaction had occurred on those respective dates. The unaudited pro forma condensed consolidated statement of operations for the year ended March 29, 2003 reflects adjustments as if the transaction had taken place on the first day of fiscal 2003. The unaudited pro forma condensed consolidated statement of operations for the three quarters ended January 3, 2004 reflects adjustments as if the transaction had taken place on the first day of the year ending March 27, 2004 ("fiscal 2004").

Certain pro forma adjustments described in the accompanying notes are based on estimates and various assumptions that Spartan Stores believes are reasonable under the circumstances.

The unaudited pro forma condensed consolidated balance sheets and statements of operations should be read in conjunction with the Spartan Stores financial statements, including the notes thereto, as of and for the year ended March 29, 2003 and the three quarters ended January 3, 2004, and the related Management's Discussion & Analysis of Financial Condition and Results of Operations, contained in its Annual Report on Form 10-K for the year ended March 29, 2003 and its Quarterly Report on Form 10-Q for the quarter ended January 3, 2004.

SPARTAN STORES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 29, 2003
(In thousands)

Assets	As Reported	Pro Forma Adjustments		Pro Forma

Current assets
Cash and cash equivalents	$23,306	$-	(b) (c) (d)	$23,306
Marketable securities	1,705	-		1,705
Accounts receivable, net	70,747	(1,553)	(b)	69,194
Inventories	138,095	(2,577)	(b)	135,518
Prepaid expenses and other current assets	13,141	(9)	(b)	13,132
Refundable income taxes	9,349	-		9,349
Deferred taxes on income	4,113	-		4,113
Property and equipment held for sale	54,684	-		54,684
Total current assets	315,140	(4,139)		311,001

Other assets
Goodwill, net	68,743	-		68,743
Deferred taxes on income	25,566	(2,311)	(b) (c)	23,255
Other, net	26,785	(1)	(b)	26,784
Total other assets	121,094	(2,312)		118,782

Property and equipment, net	120,072	(2,829)	(b)	117,243

Total assets	$556,306	$(9,280)		$547,026

Liabilities and Shareholders' Equity

Current liabilities
Accounts payable	$112,181	$-		$112,181
Accrued payroll and benefits	28,533	-		28,533
Insurance reserves	14,783	-		14,783
Accrued taxes	16,735	1,752	(b)	18,487
Other accrued expenses	17,807	645	(c)	18,452
Current maturities of long-term debt	36,594	(1,257)	(d)	35,337
Total current liabilities	226,633	1,140		227,773

Other long-term liabilities	20,202	-		20,202
Postretirement benefits	16,022	-		16,022
Long-term debt	183,817	(14,712)	(d)	169,105

Shareholders' equity
Common stock, voting, no par value; 50,000 shares authorized; 19,999 shares outstanding	116,388	-		116,388
Preferred stock, no par value, 10,000 shares authorized; no shares outstanding	-	-		-
Accumulated other comprehensive loss	(2,816)	-		(2,816)
(Accumulated deficit) retained earnings	(3,940)	4,292	(b) (c)	352
Total shareholders' equity	109,632	4,292		113,924

Total liabilities and shareholders' equity	$556,306	$(9,280)		$547,026

See notes to unaudited pro forma condensed consolidated balance sheets and statements of operations.

SPARTAN STORES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JANUARY 3, 2004
(In thousands)

Assets	As Reported	Pro Forma Adjustments		Pro Forma

Current assets
Cash and cash equivalents	$19,083	$-	(b) (c) (d)	$19,083
Marketable securities	1,656	-		1,656
Accounts receivable, net	46,900	(1,578)	(b)	45,322
Inventories	101,917	(2,275)	(b)	99,642
Prepaid expenses and other current assets	9,372	(122)	(b)	9,250
Deferred taxes on income	6,544	-		6,544
Property and equipment held for sale	6,797	(2,690)	(b)	4,107
Total current assets	192,269	(6,665)		185,604

Other assets
Goodwill, net	68,700	-		68,700
Deferred taxes on income	27,196	(2,311)	(b) (c)	24,885
Other, net	17,696	(1)	(b)	17,695
Total other assets	113,592	(2,312)		111,280

Property and equipment, net	109,946	-		109,946

Total assets	$415,807	$(8,977)		$406,830

Liabilities and Shareholders' Equity

Current liabilities
Accounts payable	$80,777	$-		$80,777
Accrued payroll and benefits	21,870	-		21,870
Insurance reserves	14,625	-		14,625
Accrued taxes	9,918	1,865	(b)	11,783
Other accrued expenses	11,944	570	(c)	12,514
Current maturities of long-term debt	4,238	-		4,238
Total current liabilities	143,372	2,435		145,807

Other long-term liabilities	14,846	-		14,846
Postretirement benefits	14,842	-		14,842
Long-term debt	141,147	(15,704)	(d)	125,443

Shareholders' equity
Common stock, voting, no par value; 50,000 shares authorized; 20,053 shares outstanding	116,476	-		116,476
Preferred stock, no par value, 10,000 shares authorized; no shares outstanding	-	-		-
Accumulated other comprehensive loss	(2,514)	-		(2,514)
Accumulated deficit	(12,362)	4,292	(b) (c)	(8,070)
Total shareholders' equity	101,600	4,292		105,892

Total liabilities and shareholders' equity	$415,807	$(8,977)		$406,830

See notes to unaudited pro forma condensed consolidated balance sheets and statements of operations.

SPARTAN STORES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 29, 2003
(In thousands, except per share data)

	As Reported	Pro Forma Adjustments		Pro Forma

Net sales	$2,148,067	$(150,993)	(a) (e)	$1,997,074
Cost of goods sold	1,774,350	(143,396)	(a) e)	1,630,954
Gross margin	373,717	(7,597)		366,120

Operating expenses
Selling, general and administrative	360,786	(5,062)	(a)	355,724
Provision for asset impairments and exit costs	47,711	-		47,711
Total operating expenses	408,497	(5,062)		403,435

Operating loss	(34,780)	(2,535)		(37,315)

Other income and expenses
Interest expense	18,125	(804)	(a)	17,321
Interest income	(696)	-		(696)
Other gains, net	(135)	101	(a)	(34)
Total other income and expenses	17,294	(703)		16,591
Loss before income taxes and discontinued operations and cumulative effect of a change in accounting principle	(52,074)	(1,832)		(53,906)
Income taxes	(18,087)	(706)	(a)	(18,793)
Loss from continuing operations	(33,987)	(1,126)		(35,113)
Loss from discontinued operations, net of taxes	(52,968)	4,292	(b) (c) (d)	(48,676)
Cumulative effect of a change in accounting principle, net of taxes	(35,377)	-		(35,377)
Net loss	$(122,332)	$3,166		$(119,166)

Basic and diluted loss per share:
Loss from continuing operations	$(1.71)	$(0.05)		$(1.76)
Loss from discontinued operations	(2.66)	0.21		(2.45)
Cumulative effect of a change in accounting principle	(1.78)	-		(1.78)
Net loss	$(6.15)	$0.16		$(5.99)

Weighted average shares: Basic and Diluted	19,896			19,896

See notes to unaudited pro forma condensed consolidated balance sheets and statements of operations.

SPARTAN STORES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
THREE QUARTERS (40 WEEKS) ENDED JANUARY 3, 2004
(In thousands, except per share data)

	As Reported	Pro Forma Adjustments		Pro Forma

Net sales	$1,598,059	$15,202	(e)	$1,613,261
Cost of goods sold	1,302,905	14,442	(e)	1,317,347
Gross margin	295,154	760		295,914

Selling, general and administrative expenses	282,675	-		282,675

Operating earnings	12,479	760		13,239

Other income and expenses
Interest expense	10,990	-		10,990
Debt extinguishment	8,798			8,798
Interest income	(503)	-		(503)
Other gains, net	3	-		3
Total other income and expenses	19,288	-		19,288
Loss before income taxes and discontinued operations	(6,809)	760		(6,049)
Income taxes	(2,380)	266	(e)	(2,114)
Loss from continuing operations	(4,429)	494		(3,935)
Loss (earnings) from discontinued operations, net of taxes	(3,993)	4,048	(a) (b) (c) (d)	55
Net loss	$(8,422)	$4,542		$(3,880)

Basic and diluted loss per share:
Loss from continuing operations	$(0.22)	$0.02		$(0.20)
(Loss) earnings from discontinued operations	(0.20)	0.20		0.00
Net loss	$(0.42)	$0.22		$(0.20)

Weighted average shares: Basic and Diluted	19,999			19,999

See notes to unaudited pro forma condensed consolidated balance sheets and statements of operations.

SPARTAN STORES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
AND STATEMENTS OF OPERATIONS AS OF AND
FOR THE YEAR ENDED MARCH 29, 2003 AND THE THREE QUARTERS (40 WEEKS)
ENDED JANUARY 3,2004
(In thousands)

(a)	To eliminate the operations of United Wholesale Grocery Company.

(b)	To record disposition of assets, gain on assets and related tax effects.

(c)	To reflect estimated transaction costs including severance, legal and accounting fees.

(d)	To record reduction of borrowings made with proceeds received from transactions and related interest expense effects, net of tax effect.

(e)	To record the impact of the customer supply agreement on sales to United Wholesale Grocery Company.

(f)	The following table details the results of discontinued operations reported on the unaudited pro forma condensed consolidated Statements of Operations by operating segment:

	Year Ended March 29, 2003
	As Reported	Pro Forma Adjustments	Pro Forma
Discontinued retail operations
(Loss) from discontinued retail operations (less applicable taxes of ($30,710))	$(56,104)	$-	$(56,104)

Discontinued convenience distribution operations
Earnings from discontinued operations (less applicable taxes of $896)	1,923		1,923
Gain on disposal of discontinued operations (less applicable taxes of $32, $2,311 and $2,343)	59	4,292	4,351
Earnings from discontinued convenience distribution operations	1,982	4,292	6,274

Discontinued grocery distribution operations
Loss from discontinued operations (less applicable taxes of ($4,670))	(8,727)	-	(8,727)

Discontinued real estate operations
Loss from discontinued operations (less applicable taxes of ($397)	(736)	-	(736)
Gain on disposal of discontinued operations (less applicable taxes of $6,509)	12,077	-	12,077
Earnings from discontinued real estate operations	11,341	-	11,341

Discontinued insurance operations
Loss from discontinued operations (less applicable taxes of ($784))	(1,460)	-	(1,460)

Total discontinued operations
Loss from discontinued operations (less applicable taxes of ($35,665))	(65,104)		(65,104)
Gain on disposal of discontinued operations (less applicable taxes of $6,541, $2,311 and $8,852)	12,136	4,292	16,428
Total loss from discontinued operations	$(52,968)	$4,292	$(48,676)

	Three Quarters (40 Weeks) Ended January 3, 2004
	As Reported	Pro Forma Adjustments	Pro Forma
Discontinued retail operations
Loss from discontinued retail operations (less applicable taxes of ($3,378))	$(6,273)	$-	$(6,273)
Gain on disposal of discontinued operations (less applicable taxes of $384)	714	-	714
Loss from discontinued retail operations	(5,559)	-	(5,559)

Discontinued convenience distribution operations
Earnings from discontinued operations (less applicable taxes of $662, $166 and $828)	317	(244)	73
Gain on disposal of discontinued operations (less applicable taxes of $643, $2,311 and $2,954)	1,195	4,292	5,487
Earnings from discontinued convenience distribution operations	1,512	4,048	5,560

Discontinued grocery distribution, real estate and insurance operations
Loss from discontinued operations (less applicable taxes of ($1,138))	(367)	-	(367)
Gain on disposal of discontinued operations (less applicable taxes of $227)	421	-	421
Earnings from discontinued grocery distribution, real estate and insurance operations	54	-	54

Total discontinued operations
Loss from discontinued operations (less applicable taxes of ($3,854), $166, ($3,688))	(6,323)	(244)	(6,567)
Gain on disposal of discontinued operations (less applicable taxes of $1,255, $2,311 and $3,566)	2,330	4,292	6,622
Total (loss) earnings from discontinued operations	$(3,993)	$4,048	$55